Exhibit 10.18

AUSTRALIAN ADDENDUM

ACTIVISION, INC.

SECOND AMENDED AND RESTATED

2002 EMPLOYEE STOCK PURCHASE PLAN

FOR INTERNATIONAL EMPLOYEES, AS AMENDED

1.	PURPOSE

This addendum (the “Australian Addendum”) to the Activision, Inc. Second Amended and Restated 2002 Employee Stock Purchase Plan for International Employees, as amended (the “Activision International Plan”) has been or will be adopted1 to set forth certain rules which, together with those provisions of the Activision International Plan which are supplemented by this Australian Addendum, will:

(a)	govern the operation of the Plan (as defined below) with respect to Australian Offerees (as defined below), and

(b)	ensure compliance of the Plan with ASIC Class Order 03/184 (the “Class Order”), relevant provisions of the Corporations Act 2001 and ASIC Regulatory Guide 49.

In the event of any conflict between these provisions and the Activision International Plan, these provisions shall prevail.

2.	DEFINITIONS

Except as set out below, capitalized terms used herein shall have the meanings given to such terms in the Activision International Plan.

For the purposes of this Australian Addendum:

“ASIC” means the Australian Securities and Investments Commission;

“Associated Body Corporate” means (as determined in accordance with the Corporations Act 2001):

(a)	a body corporate that is a related body corporate of the Company; or

(b)	a body corporate that has voting power in the Company of not less than 20%; or

(c)	a body corporate in which the Company has voting power of not less than 20%;

“Australian ADI” means an Australian authorized deposit-taking institution which is regulated by the Australian Prudential Regulation Authority under the Australian Banking Act;

1 The Company may adopt the Australian Addendum after the Offer date, but undertakes to adopt the Australian Addendum prior to the beginning of the Offering Period to which the Offer relates.  In the unlikely event that the Australian Addendum is not adopted prior to the beginning of the Offering Period, the Offer will be rescinded and Australian Offerees will not be entitled to participate in the Plan with respect to the Offering Period to which the Offer relates.

“Australian Offeree” means any person to whom an offer or invitation of shares of Stock is made in Australia under the Plan;

“Australian Participant” means an Australian Offeree who has accepted an Offer (as defined below) to participate in the Plan;

“Australian Subsidiary” means each Australian Associated Body Corporate of the Company whose employees have been designated to participate in the Plan;

 “Contributions” means contributions made by an Australian Participant from his or her Compensation to participate in the Plan;

“Offer” means an offer made in Australia to Australian Offerees to purchase shares of Stock under the terms of the Plan; and

“Plan” means the Activision International Plan, as supplemented for implementation in Australia by the Australian Addendum.

3.	FORM OF AWARDS GOVERNED BY THIS ADDENDUM

This Australian Addendum governs the grant of rights to purchase shares of Stock under the Plan.  The rights to purchase shares of Stock will be granted to Australian Offerees at no cost to them.

4.	AUSTRALIAN OFFEREES

In Australia, an Offer may be extended only to Australian Offerees who at the time of the Offer are full- or part-time employees of the Company or an Australian Subsidiary and who meet the eligibility requirements of the Plan.

5.	AUSTRALIAN OFFER DOCUMENT

5.1

Copy of Plan

Any Offer made in Australia to participate in the Plan must be in writing (the “Offer Document”) which sets out the terms of the Offer and must include or be accompanied by a copy of the rules of the Plan (or a summary thereof).  Where a summary of the Plan is provided with the Offer, the Offer Document must include an undertaking that, during the Offering Period, the Company or its Australian Subsidiary will, within a reasonable period of time of an Australian Offeree so requesting, provide the Australian Offeree with a copy of the rules of the Plan, without charge.  The Company must take reasonable steps to ensure that any Australian Offeree is given a copy of the Offer Document.

5.2	Employee Contributions to Be Held In Trust with Australian ADI

The Offer Document must also state:

(a)

the Australian ADI where Contributions are held;

(b)

the length of time Contributions may be held; and

(c)

the rate of interest payable (if any) on the Contributions held in the account.

5.3

Australian Dollar Equivalent of Purchase Price

The Offer Document must specify the Australian dollar equivalent of the Purchase Price were the Purchase Price formula applied at the date of the Offer.

5.4

Updated Purchase Price Information

The Offer Document must include an undertaking by the Company that, and an explanation of the way in which, the Company or its Australian Subsidiary will (during the Offering Period and within a reasonable period of an Australian Offeree so requesting), make available to the Australian Offeree the following information:

(a)	the Australian dollar equivalent of the current Fair Market Value of the shares of Stock offered under the Plan; and

(b)	the Australian dollar equivalent of the Purchase Price if the Purchase Price formula were applied at the date of the Australian Offeree’s request.

For the purposes of this clause 5.4 and as defined in Section 1(i) of the Activision International Plan, the current Fair Market Value of the shares of Stock generally shall be equal to the price at which such Stock was last traded on the Nasdaq Global Select Market (or the stock exchange on which the Stock is listed and traded) on the applicable date, as reported in The Wall Street Journal or as reported directly to the Company by Nasdaq or another stock exchange.   Please note that for Australian tax purposes, market value is defined differently than Fair Market Value, as described in the applicable Offer Document.

5.5

Exchange Rate for Australian Dollar Equivalent of Purchase Price

For the purpose of calculating the Purchase Price in Australian dollars, the Australian / U.S. dollar exchange rate shall be calculated by reference to the relevant exchange rate published by an Australian bank no earlier than on the previous business day.

6.

NO LOAN OR FINANCIAL ASSISTANCE

Neither the Company, nor any Associated Body Corporate, may offer Australian Participants any loan or other financial assistance for the purpose of, or in connection with, the acquisition of the shares of Stock to which the Offer relates.

7.

RESTRICTION ON CAPITAL RAISING: 5% LIMIT

In the case of any Offer that will involve the issue of shares of Stock or a right to purchase or receive shares of Stock, the number of shares of Stock that are the subject of the Offer under the Plan, or to be purchased pursuant to the Plan, when aggregated with:

(a)

the number of shares of Stock in the same class which would be issued to Australian Offerees were each outstanding Offer of shares of Stock or rights to purchase shares of Stock under the Plan or any other employee share scheme of the Company, to be accepted or exercised (as the case may be); and

(b)

the number of shares of Stock in the same class issued during the previous five (5) years pursuant to the Plan or any other employee share scheme extended only to employees or directors of the Company or any Associated Body Corporate of the Company,

but not including any Offer made or shares of Stock issued by way of or as a result of:

(i)

an offer or invitation to a person situated at the time of receipt of the offer or invitation outside Australia; or

(ii)

an offer that was an excluded offer or invitation within the meaning of the Corporations Act 2001 as it existed prior to 13 March 2000; or

(iii)

an offer that did not require disclosure to investors because of section 708 of the Corporations Act 2001; or

(iv)

an offer that did not require a Product Disclosure Statement because of section 1012D of the Corporations Act 2001; or

(v)

an offer made under a disclosure document or a Product Disclosure Statement,

must not exceed five percent (5%) of the total number of issued shares of Stock in that class of shares of the Company as at the time of the Offer.

8.

LODGING OF OFFER DOCUMENT WITH ASIC

A copy of the Offer Document (which need not contain details of the Offer particular to the Australian Offeree such as the identity or entitlement of the Offeree) and each accompanying document must be filed with ASIC no later than seven (7) days after the first distribution of such documents to an Australian Offeree.

9.

COMPLIANCE WITH UNDERTAKINGS

The Company or an Australian Subsidiary must comply with any undertaking required to be made in the Offer Document, including the undertaking to provide updated pricing information on request.

10.

CONTRIBUTION PLAN

All Contributions must be authorised by the Australian Offeree on the same form of agreement which is used in respect of the Offer or on a form which is included in or accompanies the Offer Document.

Any Contributions must, prior to being used to purchase shares of Stock, be held by the Company in trust for the Australian Participant in an account of an Australian ADI which is established and kept by the Company solely for the purpose of depositing the Contributions.

An Australian Participant may withdraw from participation in the Plan at any time and, as soon as practicable after such withdrawal, all money deposited with the Australian ADI in relation to that Australian Participant must be repaid to that Australian Participant.  However, a withdrawal during the period commencing twenty (20) days before the end of each six (6) month Accumulation Period shall not be effective until the commencement of the next Accumulation Period.

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